Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .

                                             This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for series 0.

15.A) Custodian/Sub-custodian: Barclays Bank of Uganda Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kampala	     State:     Zip Code:       Zip Ext.:
   D) Foreign Country: Uganda		  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian: ING Bank Ukraine
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kiev	        State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Ukraine	         Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian:  HSBC Bank Middle East Limited
B) Is this a Custodian or Sub-custodian? (C/S): S
C) City: Dubai	          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Arab Emirates Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X






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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian: The Hong Kong and Shanghai
                                Banking Corp., Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh City	   State:    Zip Code:       Zip Ext.:
   D) Foreign Country:  Vietnam      Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X






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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian:  Barclays Bank of Zambia PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lusaka             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zambia          Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X






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                              SCREEN NUMBER:  9




This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian:  Banque Internationale Arabe de Tunisie
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tunis		      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Tunisia   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X






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                              SCREEN NUMBER:  9



This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian:  Barclays Bank of Zimbabwe Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare		State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabwe   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X







 Press Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9



This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian:  The Hong Kong and Shanghai
                                Banking Corporation Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Shenzhen		State:    Zip Code:       Zip Ext.:
   D) Foreign Country: China   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X






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ress Ctrl-Left Arrow for previous, Ctrl-Right Arrow for next/more.
                              SCREEN NUMBER:  9



This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian:  Clearstream Banking
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Luxembourg		State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Luxembourg   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X






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This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for series 0.

15.A) Custodian/Sub-custodian:  Euroclear
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Brussels	State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Euroclear   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----
								X






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